UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2014

JA Energy

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54236

Nevada	27-3349143
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

10080 Alta Drive, Suite 115, Las Vegas, NV	89145
(Address of principal executive offices)	(Zip Code)

(702) 629-5154

(Registrant’s telephone number, including area code)

7495 W. Azure Dr. Suite 110, Las Vegas, NV 89130

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 5, 2014, the Board of Directors of JA Energy, Inc. (the “Company” or the “Registrant”) voted to dismiss James L. Lusk as a Chief Executive of the Company of the Company. The Board also appointed Barry Hall as interim Chief Executive Officer.

Item 8.01 - Other Events

The Company's corporate headquarters have moved from 7495 W. Azure Dr. Suite 110, Las Vegas, NV to 10080 Alta Drive, Suite 115, Las Vegas, NV 89145. The Company's new phone number is: (702) 629-5154.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

JA ENERGY
Registrant

Date: May 5, 2014	By:/s/ Barry Hall
Barry Hall Director and CFO